CONSENT OF INDEPENDENT ACCOUNTANTS

                                   --------


We consent to the inclusion in Post-Effective Amendment No. 23 to the Registration Statement of Fremont Mutual Funds, Inc. on Form N-1A (File No. 33-23453) of our report dated December 6, 1996, on our audit of the financial statements of Fremont Mutual Funds, Inc. We also consent to the reference to our firm under the caption "Additional Information."

                                                 s/s Coopers & Lybrand L.L.P.

                                                 COOPERS & LYBRAND L.L.P.

San Francisco, California
February 25, 1997